Exhibit 10.12

EXECUTION VERSION

AMENDMENT NO. 10 TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT

AMENDMENT NO. 10 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 18, 2011 (this “Amendment”), among NEW ENTERPRISE STONE & LIME CO., INC. (the “Borrower”), the GUARANTORS signatory hereto, MANUFACTURERS AND TRADERS TRUST COMPANY, as Agent (the “Agent”), Issuing Bank, Swing Lender and a Lender, and the other LENDERS party hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Agent and certain other parties entered into that certain Second Amended and Restated Credit Agreement, dated as of January 11, 2008 (as amended by that certain Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of February 14, 2008, that certain Waiver and Modification to Second Amended and Restated Credit Agreement, dated as of May 30, 2008, that certain Amendment No. 2 and Modification to Second Amended and Restated Credit Agreement, dated as of June 20, 2008, that certain Amendment No. 3 and Authorization, dated as of January 22, 2009, that certain Amendment No. 4 and Modification and Waiver to Second Amended and Restated First Lien Credit Agreement, dated as of June 18, 2009, that certain Amendment No. 5 to Second Amended and Restated Credit Agreement, dated as of February 23, 2010, that certain Amendment No. 6 to and Waiver of Second Amended and Restated Credit Agreement, dated as of May 27, 2010, that certain Amendment No. 7 to and Waiver of Second Amended and Restated Credit Agreement, dated as of June 22, 2010 (“Amendment No. 7”), that certain Amendment No. 8 and Waiver to Second Amended and Restated Credit Agreement, dated July 29, 2010, and that certain Amendment No. 9 to Second Amended and Restated Credit Agreement, dated as of May 18, 2011, the “Existing Credit Agreement”), which provides for certain extensions of credit to the Borrower, subject to certain terms and conditions; terms not otherwise defined herein are used as defined in the Existing Credit Agreement;

WHEREAS, the Borrower has requested that the Lenders amend the Existing Credit Agreement in certain respects, and the Lenders agree, subject to the terms and conditions set forth herein, to amend the Existing Credit Agreement as more specifically set forth herein (the Existing Credit Agreement, as amended by this Amendment, and as the same may be further amended, restated, modified and/or supplemented from time to time, being referred to as the “Credit Agreement”);

NOW, THEREFORE, in consideration of the agreements herein contained, and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

1.     AMENDMENTS.  Upon satisfaction of the conditions set forth in Section 3 below, the Existing Credit Agreement shall be amended in the manner set forth below:

(a)   Clause (h) of Subsection 7.1.1 (Indebtedness; In General) is hereby amended by deleting “$8,000,000” and replacing it with the “$20,000,000”.

(b)   For the sake of clarity, as a result of the deletion of clause (b) of Subsection 7.2.1 (Liens; Licenses; In General) pursuant to Amendment No. 7, all of the remaining clauses of Subsection 7.2.1 (Liens; Licenses; In General) shall be renumbered accordingly.

(c)   Clause (i) of Subsection 7.2.1 (Liens; Licenses; In General) is hereby amended by deleting the reference to “paragraph (h) of Subsection 7.1.1 (Indebtedness - In General)” and replacing it with “paragraph (i) of Subsection 7.1.1 (Indebtedness; In General)”.

2.     REPRESENTATIONS AND WARRANTIES.  In order to induce the Lenders, the Issuing Bank, the Swing Lender and the Agent to agree to amend the Existing Credit Agreement in the manner set forth herein, the Borrower makes the following representations and warranties, which shall survive the execution and delivery of this Amendment:

(a)   As of the date hereof, (i) no Default or Event of Default has occurred and is continuing and (ii) there is no default under the Indenture, dated as of August 18, 2010, among the Borrower, as Issuer, and Wells Fargo Bank, National Association, as Trustee;

(b)   Each of the representations and warranties of the Borrower and the other Loan Parties made herein and in the other Loan Documents is true and correct in all respects (or in all material respects if any such representation or warranty is not by its terms already qualified as to materiality) both before and after giving effect to the amendments contemplated hereby as though each such representation and warranty were made at and as of the .date hereof unless relating solely to an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date (or in all material respects as of such earlier date if any such representation or warranty is not by its terms qualified as to materiality);

(c)   The execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower;

(d)   No consent or approval of any third party, including, without limitation, any governmental agency or authority is necessary in connection with the execution, delivery and/or performance of this Amendment and/or the enforceability hereof.   Upon satisfaction of the conditions set forth in Section 3 below, this Amendment will constitute the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with the terms hereof; and

(e)   All Secured Obligations are due and payable without setoff or counterclaim and the Loan Parties have no claims against the Agent or Lenders.

3.     EFFECTIVENESS.  The amendments to the Existing Credit Agreement set forth herein shall become effective, as of the date hereof, immediately upon the last to occur of the following:

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(a)   The Agent shall have executed this Amendment and received counterparts of this Amendment duly executed and delivered on behalf of the Loan Parties and the Majority Lenders;

(b)   The Agent shall have received payment by the Borrower of all invoiced out-of-pocket fees, costs, expenses and other amounts required to be paid by the Borrower in connection with the execution and delivery of this Amendment or otherwise under the Loan Documents to the extent such invoices shall have been delivered prior to the date the conditions in clause (a) above are satisfied; and

(c)   The Agent shall have received such other information as it shall have reasonably requested prior to the date the conditions in clause (a) above are satisfied.

4.     MISCELLANEOUS.

(a)   Counterparts.  This Amendment may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.  A photocopied, facsimile or pdf signature shall be deemed to be the functional equivalent of a manually executed original for all purposes.

(b)   Ratification.  Except as expressly set forth herein, no amendment to any Loan Document is intended hereby.  The Existing Credit Agreement and the other Loan Documents, each as amended by this Amendment, are and shall continue to be in full force and effect.  Each of the parties hereto hereby confirms, approves and ratifies in all respects the Existing Credit Agreement, as amended by this Amendment, and each of the parties hereto and each of the Guarantors hereby confirms and ratifies in all respects all of the other agreements, documents and instruments to which such Person is a party and delivered in connection with the Existing Credit Agreement (and/or in connection with this Amendment).  Without limiting the generality of the foregoing, the Borrower and the Guarantors, hereby confirm that the pledges and the security interest granted pursuant to the Loan Documents continue to secure all of the Secured Obligations under and ratifies (i) the Existing Credit Agreement as amended hereby and (ii) the other Loan Documents.

(c)   Payment of Expenses.  Without limiting other payment obligations of the Borrower set forth in the Credit Agreement, the Borrower agrees to pay all reasonable costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment and any other documents, agreements and/or instruments which may be delivered in connection herewith, including, without limitation, the reasonable fees and expenses of Agent’s counsel, Drinker Biddle & Reath LLP.

(d)   Governing Law.  This Amendment shall be construed in accordance with, and governed by, the internal laws of the Commonwealth of Pennsylvania, without regard to the choice of law principles of such state.

(e)   References.  From and after the effective date of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereof, “hereunder” or words of like import, and all references to the Credit Agreement in any and all agreements,

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instruments, certificates and other documents, shall be deemed to mean the Credit Agreement amended by this Amendment and as the same may be further amended, modified or supplemented in accordance with the terms thereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their respective, duly authorized officers as of the date first above written.

NEW ENTERPRISE STONE & LIME CO., INC., as Borrower

By:	/s/ Paul I. Detwiler, III
Name:	Paul I. Detwiler, III
Title:	President
Chief Financial Officer and Secretary

Signature Page to Amendment No. 10 Second Amended and Restated

Credit Agreement

MANUFACTURERS AND TRADERS TRUST COMPANY, as Agent and Lender

By:	/s/ Robert L. Bilger
Name:	Robert L. Bilger
Title:	Vice President

Signature Page to Amendment No. 10 Second Amended and Restated

Credit Agreement

Acknowledged and agreed to by:

Guarantors:

GATEWAY TRADE CENTER INC.

By:	/s/ Paul I. Detwiler, III
Name:	Paul I. Detwiler, III
Title:	Vice President and Assistant Secretary

PROTECTION SERVICES INC.
SCI PRODUCTS INC.
WORK AREA PROTECTION CORP.
EII TRANSPORT INC.
PRECISION SOLAR CONTROLS INC.
ASTI TRANSPORTATION SYSTEMS, INC.

By:	/s/ Paul I. Detwiler, III
Name:	Paul I. Detwiler, III
Title:	Vice President and Assistant Secretary,
on behalf of each of the foregoing

Signature Page to Amendment No. 10 Second Amended and Restated

Credit Agreement

PNC BANK, N.A.

By:	/s/ Frank M. Sajer
Name:	Frank M. Sajer
Title:	Vice President

Signature Page to Amendment No. 10 Second Amended and Restated

Credit Agreement

[ Fulton Bank, N.A. ]
Name of Lender

By:	/s/ James J. Dougherty
Name:	James J. Dougherty
Title:	VP- Relationship Manager

Signature Page to Amendment No. 10 Second Amended and Restated

Credit Agreement

[ Somerset Trust Company ]
Name of Lender

By:	/s/
Name:
Title:	Sr. VP

Signature Page to Amendment No. 10 Second Amended and Restated

Credit Agreement

SOVEREIGN BANK

By:	/s/ David Denlinger
Name:	David Denlinger
Title:	Senior Vice President

Signature Page to Amendment No. 10 Second Amended and Restated

Credit Agreement

TRISTATE CAPITAL BANK

By	/s/ Paul Oris
Name:	Paul Oris
Title:	Senior Vice President

Signature Page to Amendment No. 10 Second Amended and Restated

Credit Agreement

CITIZENS BANK OF PENNSYLVANIA
As a Lender

By:	/s/ Joseph F. King
Name:	Joseph F. King
Title:	Senior Vice President

Signature Page to Amendment No. 10 Second Amended and Restated

Credit Agreement

[S&T BANK]
Name of Lender

By:	/s/ Michael J. Settimio
Name:	Michael J. Settimio
Title:	Senior Vice President

Signature Page to Amendment No. 10 Second Amended and Restated

Credit Agreement

FIRST NATIONAL BANK

By:	/s/ Nicholas B. Gates
Name:	Nicholas B. Gates
Title:	Vice President

Signature Page to Amendment No. 10 Second Amended and Restated

Credit Agreement

FIRST COMMONWEALTH BANK

By:	/s/ Lawrence C. Deinle
Name:	Lawrence C. Deinle
Title:	Senior Vice President

Signature Page to Amendment No. 10 Second Amended and Restated

Credit Agreement

FIRSTMERIT BANK, N.A.

By:	/s/ Robert G. Morlan
Name:	Robert G. Morlan
Title:	Senior Vice President

Signature Page to Amendment No. 10 Second Amended and Restated

Credit Agreement